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                                                                   EXHIBIT 10.66

              AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT
                                   AGREEMENT
                            DATED AS OF MARCH 8, 2004

          This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is among PEABODY ENERGY CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined below), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION and LEHMAN COMMERCIAL PAPER INC, as syndication agents.

                             PRELIMINARY STATEMENTS:

            1. The Borrower, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of March 21, 2003, by and among the Borrower, the several lenders from time to time parties thereto (the "Lenders"), Wachovia Bank, National Association and Lehman Commercial Paper Inc., as syndication agents, Fleet Securities, Inc., Wachovia Capital Markets, LLC (formerly known as Wachovia Securities, Inc.) and Lehman Brothers Inc., as arrangers, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, as documentation agents, and the Administrative Agent (as amended through the date hereof, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

            2. The Borrower (i) has requested that the Lenders amend the Credit Agreement to, among other things, reduce the Applicable Margin on the Term Loans and provide for additional Revolving Credit Commitments, (ii) has advised the Lenders that it desires to consummate the Specified Acquisitions (as defined below) and in connection therewith to potentially finance a portion of the purchase price thereof with additional Term Loans under the Credit Agreement or other Indebtedness and (iii) has requested that the Lenders amend the Credit Agreement to permit the Specified Acquisitions, the possible financing thereof with additional Term Loans or other Indebtedness, and certain other amendments.

            3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and other Credit Parties set forth herein and in the accompanying Consent of Credit Parties, the Administrative Agent, the Syndication Agent and the requisite Lenders are willing to agree to the amendment described below.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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            SECTION 1 Amendments to Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 4, the Credit Agreement is hereby amended as follows:

      (a) The following new definitions are hereby added to subsection 1.1 of the Credit Agreement:

                  "Revolving Increase Effective Date": the date on which the amendments contained in Sections 1(a), (c), (d), (f) and (p) of the Second Amendment became effective in accordance with its terms, which for all purposes under this Agreement will be deemed to be March 8, 2004.

                  "Second Amendment": Amendment No. 2 to this Agreement, dated as of March 8, 2004.

                  "Specified Acquisitions": the collective reference to three transactions in which the Borrower will acquire certain coal mining assets of RAG Coal International AG, the total consideration for which is approximately $500,000,000, on terms and conditions reasonably satisfactory to the Administrative Agent, including, without limitation, compliance with subsection 6.10.

      (b) The definition of "Consolidated EBITDA" contained in subsection 1.1 of the Credit Agreement is hereby amended to insert the following proviso immediately before the period at the end thereof:

            "provided, further, that for purposes of calculating Consolidated EBITDA of the Borrower, for any fiscal quarter, (i) the Consolidated EBITDA of (A) the businesses acquired in any Specified Acquisition by the Borrower or any Restricted Subsidiary and (B) any other business acquired by the Borrower or its Restricted Subsidiaries if the EBITDA for the most recent twelve-month period for which quarterly financial statements are available of such business is equal to or greater than 5% of the Borrower's EBITDA for such period, in each case, during such fiscal quarter shall be included on a pro forma basis for such fiscal quarter (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such fiscal quarter) if the consolidated balance sheet of the businesses acquired in such Specified Acquisition or such other acquired business, as the case may be, as at the end of the fiscal quarter preceding the date of such acquisition and the related consolidated statements of income and of cash flows for the fiscal quarter in respect of which Consolidated EBITDA is to be calculated
            (x) have been previously provided to the Administrative Agent and
            (y) either (1) have been reported on without a qualification arising out of the scope of the audit by

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            independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any business disposed of by the Borrower or its Restricted Subsidiaries during such fiscal quarter shall be excluded for such fiscal quarter if the EBITDA for the most recent twelve-month period for which quarterly financial statements are available of such business constituted 5% or more of the Borrower's EBITDA for such period (assuming the consummation or such disposition and the repayment of any indebtedness in connection therewith occurred on the first day of such fiscal quarter)."

      (c) The definition of "Lender Addendum" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            `"Lender Addendum": with respect to any Lender, a Lender Addendum substantially in the form attached hereto as Exhibit H."

      (d) The definition of "Revolving Credit Commitment" contained in subsection 1.1 of the Credit Agreement is hereby amended to replace the clause "which shall be $600,000,000" with the following clause:

            "which shall be equal to $600,000,000, as such amount may be increased in accordance with subsection 2.1(a)(ii)".

      (e) The definition of "Tangible Assets" contained in subsection 1.1 of the Credit Agreement is hereby amended to add the following clause at the end of clause (a) thereof and immediately prior to the word "minus": "plus, to the extent not otherwise included, any coal reserve held in fee or leasehold".

      (f) Subsection 2.1(a)(ii) of the Credit Agreement is hereby amended to insert the following at the end thereof:

            "Provided that no Default or Event of Default has occurred and is continuing and the Revolving Credit Commitments have not been terminated, the Borrower shall be entitled, at any time on or after the Revolving Increase Effective Date but prior to April 15, 2004, with the written consent of the Administrative Agent but without any consent from the Lenders, except the Lenders providing all or part of such increased amount, to request an increase in the Revolving Credit Commitments of up to $300,000,000 in the aggregate; and conforming changes may be made to this Agreement by the Administrative Agent to evidence such increase and adjustments may be made among Revolving Credit Lenders to cause all Revolving Credit Lenders to have extended their pro rata share of the Revolving Extensions of Credit after giving effect to any increase in the Revolving Credit Commitments effected hereby."

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      (g) Subsection 2.17 of the Credit Agreement is hereby amended to insert the following clause immediately after the words "all Lenders" in the last sentence thereof: "or all Lenders with respect to a particular Type of Loan or all Lenders "directly affected" by such consent, waiver or amendment, in each case".

      (h) Subsection 7.2(d) of the Credit Agreement is hereby amended to insert immediately after the words "and its Restricted Subsidiaries" in the first line thereof the words "which are Guarantors under the Guarantee and Collateral Agreement".

      (i) Subsection 7.2(p) of the Credit Agreement is hereby amended to (1) insert a "(i)" immediately prior to the words "of Peabody Energy Australia Pty Ltd", (2) replace the number "$50,000,000" with the number "$100,000,000" and
(3) insert the following clause immediately after the words "Guarantee and Collateral Agreement": "and (ii) of any Restricted Subsidiary of Peabody Energy Australia Pty Ltd or Peabody COALTRADE Australia Pty Ltd to Peabody Energy Australia Pty Ltd, Peabody COALTRADE Australia Pty Ltd or any other Restricted Subsidiary thereof".

      (j) Subsection 7.3(d) of the Credit Agreement is hereby amended to delete clause (iii) in its entirety and replace it with the following new clause (iii):

          "(iii) Liens on (x) other assets not constituting Collateral or (y) cash raised to support letters of credit in connection with the issuance thereof with an aggregate value under clauses (x) and (y) for all such assets and cash not in excess of $100,000,000 at any time, in each case to secure obligations under other surety bonds, synthetic letters of credit, synthetic term loans, credit linked deposits or other obligations of like nature".

      (k) Subsection 7.9(l) of the Credit Agreement is hereby amended to insert immediately after the words "Unrestricted Subsidiaries", the words ", Restricted Subsidiaries".

      (l) Subsection 7.9(p) of the Credit Agreement is hereby amended to (1) insert a "(i)" immediately prior to the words "by the Borrower", (2) insert the following new clause immediately after the words "not to exceed $50,000,000":
"and (ii) by any Restricted Subsidiary in Peabody Energy Australia Pty Ltd or in Peabody COALTRADE Australia Pty Ltd to Peabody Energy Australia Pty Ltd, Peabody COALTRADE Australia Pty Ltd or any other Restricted Subsidiary thereof" and (3) replace the number "$50,000,000" with the number "$100,000,000".

      (m) Subsection 7.9 of the Credit Agreement is hereby further amended to
(1) delete the word "and" at the end of subsection 7.9(o); (2) replace the "." at the end of subsection 7.9(p) with "; and" and (3) add the following new subsection 7.9(q):

          "(q) Investments by the Borrower or its Restricted Subsidiaries made to effect any Specified Acquisition; provided that: (a) immediately prior to and after giving effect to such Specified Acquisition, no Default or Event of Default shall have occurred and be continuing and (b) the Borrower shall be in pro forma compliance with the covenants contained in subsection 7.1, calculated based on

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            the relevant financial statements delivered pursuant to subsection
            6.1 and based on the financial statements with respect to such Specified Acquisition meeting the requirements set forth in the last proviso of the definition of Consolidated EBITDA, as though such Specified Acquisition occurred at the beginning of the period covered thereby, and the Borrower shall have certified as to both subclause (a) and (b) to the Administrative Agent in writing."

      (n) Subsection 7.14 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

            "Notwithstanding the foregoing, the Borrower or any of its Restricted Subsidiaries who are Guarantors may enter into agreements in connection with the incurrence of indebtedness permitted by subsection 7.2(d) which prohibit or limit the ability of the Borrower or such Restricted Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenue, whether now owned or hereafter acquired except that no such prohibition or limitation shall apply with respect to the Liens which secure the Obligations."

      (o) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule I attached hereto as Exhibit A.

      (p) Exhibit H to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit H attached hereto as Exhibit B.

          SECTION 2 Additional Amendments to Credit Agreement. Upon the satisfaction of the applicable conditions precedent set forth in Section 4, the Credit Agreement is hereby further amended as follows:

      (a) The following new definitions are hereby added to subsection 1.1 of the Credit Agreement:

            "Acquisition Closing Date": the earliest date on which any Specified Acquisition is consummated.

            "Acquisition Notes": up to $500,000,000 in aggregate principal amount of senior or senior subordinated notes of the Borrower issued on or prior to the Acquisition Closing Date to finance all or a portion of the Specified Acquisitions (the "Initial Acquisition Notes"), and any senior or senior subordinated notes of the Borrower having the same principal amount and other terms as the Initial Acquisition Notes issued in exchange for the Initial Acquisition Notes as contemplated by the Acquisition Notes Documents.

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            "Acquisition Notes Documents": the Acquisition Notes Indenture, the
            Australian Acquisition Notes Indenture, the Acquisition Notes, the Australian Acquisition Notes and any registration rights agreements and purchase agreements executed in connection therewith, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

            "Acquisition Notes Indenture": the Indenture among the Borrower, the guarantors named therein and the trustee named therein, as trustee, pursuant to which the Acquisition Notes are issued, in form and substance reasonably satisfactory to the Administrative Agent.

            "Australian Acquisition Notes": up to $100,000,000 in aggregate principal amount of senior or senior subordinated notes of Peabody Energy Australia Pty Ltd issued on or prior to the Acquisition Closing Date to finance, or within 180 days thereof to refinance, a portion of the Specified Acquisitions (the "Initial Australian Acquisition Notes"), and any senior or senior subordinated notes of Peabody Energy Australia Pty Ltd having the same principal amount and other terms as the Initial Australian Acquisition Notes issued in exchange for the Initial Australian Acquisition Notes as contemplated by the Acquisition Notes Documents.

            "Australian Acquisition Notes Indenture": the Indenture among Peabody Energy Australia Pty Ltd (or any Subsidiary thereof) as issuer, and the Borrower, as guarantor, and the trustee named therein, as trustee, pursuant to which the Australian Acquisition Notes are issued, in form and substance satisfactory to the Administrative Agent.

      (b) The definition of "Change of Control" contained in subsection 1.1 of the Credit Agreement is hereby amended to delete the final parenthetical therein in its entirety and replace it with the following clause: " or similar term (as defined in the Senior Notes Indenture as in effect on the Effective Date, or in the Acquisition Notes Indenture or the Australian Acquisition Notes Indenture, in each case, as of the date of their respective issuance)".

      (c) Subsection 4.5 of the Credit Agreement is hereby amended to replace the words "and the Senior Notes Documents" with the words ", the Senior Notes Documents and the Acquisition Notes Documents".

      (d) Subsection 4.26 of the Credit Agreement is hereby amended to replace the words "and under the Senior Notes Documents" with the words "and under the Senior Notes Documents and the Acquisition Notes Documents".

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      (e) Subsection 7.2 of the Credit Agreement is hereby amended to (1) delete the word "and" at the end of subsection 7.2(o); (2) replace the "." at the end of subsection 7.2(p) with "; and" and (3) add the following new subsection 7.2(q):

            "(q) unsecured Indebtedness of the Borrower under the Acquisition Notes and unsecured Indebtedness of Peabody Energy Australia Pty Ltd or a Subsidiary thereof under the Australian Acquisition Notes in an amount not to exceed $100,000,000; provided that the aggregate amount of Indebtedness permitted under this subsection 7.2(q) may not exceed $500,000,000 in the aggregate less the aggregate amount of any other Indebtedness incurred to finance any Specified Acquisition."

      (f) Subsection 7.4(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            "(b) guarantees (i) made by the Subsidiaries of the Borrower pursuant to the Senior Notes Indenture or the Acquisition Notes Indenture; provided that such Subsidiaries are parties to the Guarantee and Collateral Agreement and (ii) made by the Borrower pursuant to the Australian Acquisition Notes Indenture".

      (g) Subsection 7.4(h) of the Credit Agreement is hereby amended to replace the words "and the Senior Notes Documents" with the words "the Senior Notes Documents and the Acquisition Notes Documents".

      (h) Subsection 7.9(n) of the Credit Agreement is hereby amended to replace the words "of Senior Notes" with the words "of Senior Notes, Acquisition Notes or Australian Acquisition Notes, in each case,".

      (i) Subsection 7.10(a) of the Credit Agreement is hereby deleted its entirety and restated as follows:

            "(a) (1) Make any optional payment or prepayment on or redemption or purchase of, or deliver any funds to any trustee for the prepayment, redemption or defeasance of (x) the Senior Notes (whether upon acceleration of the maturity thereof, upon a "Change of Control" (as defined in the Senior Notes Indenture) or otherwise), (y) the Acquisition Notes (whether upon acceleration of the maturity thereof, upon a "Change of Control" or any similar term (as defined in the Acquisition Notes Indenture) or otherwise) or (z) the Australian Acquisition Notes (whether upon acceleration of the maturity thereof, upon a "Change of Control" or any similar term (as defined in the Australian Acquisition Notes Indenture) or otherwise), provided that, the Borrower may (i) prepay the Senior Notes, the Acquisition Notes or the Australian Acquisition Notes in connection with a refinancing of such notes on terms no less

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            favorable to the Borrower and the Lenders and (ii) make any other optional payment, prepayment, redemption, purchase or defeasance during the term of this Agreement in an aggregate amount not in excess of $100,000,000, or (2) amend, modify or change, or consent or agree to any amendment, modification or change to any of the material terms of any Senior Notes Documents or the Acquisition Notes Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon)."

      (j) Subsection 7.10(c) of the Credit Agreement is hereby amended to replace the words "any of the Senior Notes Documents" with the words "any of the Senior Notes Documents or the Acquisition Notes Documents, in each case".

      (k) Subsection 7.14 of the Credit Agreement is hereby amended to replace the words "the Senior Notes Documents" in clause (b) thereof with the words "the Senior Notes Documents or the Acquisition Notes Documents".

          SECTION 3 Additional Amendments to Credit Agreement to be Effective on the Acquisition Term Loan Effective Date. Upon satisfaction of the applicable conditions precedent set forth in Sections 4 and 5, the Credit Agreement is hereby further amended as follows:

      (a) The following new definitions are hereby added to subsection 1.1 of the Credit Agreement:

                  "Acquisition Closing Date": the earliest date on which any
            Specified Acquisition is consummated.

                  "Acquisition Term Loan Commitment Date": the 90th day
            following the Repricing Effective Date.

                  "Acquisition Term Loan Lender": any Lender having an
            Acquisition Term Loan Commitment or an Acquisition Term Loan Outstanding.

                  "Acquisition Term Loans": the Loans made by the Acquisition
            Term Loan Lenders pursuant to subsection 2.1(a)(iii).

                  "Acquisition Term Loan Commitment": the commitment of an
            Acquisition Term Loan Lender as set forth on Schedule 1 to the Lender Addendum delivered by such Lender (or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof) to make an Acquisition Term Loan to the

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            Borrower pursuant to subsection 2.1(a)(iii); provided that the original aggregate amount of the Acquisition Term Loan Commitments shall not exceed $500,000,000 (less the aggregate amount of any other Indebtedness incurred to finance any Specified Acquisition).

                  "Repricing Effective Date": the date on which the amendment contained in Section 1(o) of the Second Amendment became effective in accordance with its terms, which for all purposes under this Agreement will be deemed to be March 9, 2004.

                  "Tranche B Term Loans": the Loans made by the Term Lenders to the Borrower pursuant to subsection 2.1(a)(i).

      (b) The definition of "Term Loans" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            `"Term Loans": the Tranche B Term Loans and the Acquisition Term Loans."

      (c) The definition of "Term Loan Commitment" contained in subsection 1.1 of the Credit Agreement is hereby amended to (1) replace the cross reference "subsection 2.1(a)(i)" with "subsection 2.1(a)(i) or (iii)" and (2) replace the phrase "which shall be $450,000,000" with the following phrase:

            "which shall be equal to the sum of $450,000,000 plus any Acquisition Term Loan Commitments received by the Administrative Agent on or prior to the Acquisition Term Loan Commitment Date (provided that such Acquisition Term Loan Commitments shall not exceed $500,000,000, less the aggregate amount of any other Indebtedness incurred to finance any Specified Acquisition)".

      (d) The definition of "Type" contained in subsection 1.1 of the Credit Agreement is hereby amended to replace the phrase "a Term Loan" with the following phrase: "a Tranche B Term Loan, an Acquisition Term Loan".

      (e) Subsection 2.1 of the Credit Agreement is hereby amended to (1) replace the defined term "Term Loans" in each place it appears in subsection 2.1(a)(i) with the defined term "Tranche B Term Loans" and (2) add the following new subsection 2.1(a)(iii):

            "(iii) Acquisition Term Loans. So long as the Acquisition Closing Date is on or prior to the Acquisition Term Loan Commitment Date, each Acquisition Term Loan Lender severally agrees to make a term loan to the Borrower on the Acquisition Closing Date in an aggregate principal amount equal to such Lender's Acquisition Term Loan Commitment. Acquisition Term Loan Commitments not funded on the Acquisition Closing Date, or

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            if earlier, the Acquisition Term Loan Commitment Date, will terminate without further obligation or liability of the Acquisition Term Loan Lenders to the Borrower with respect thereto. Proceeds of the Acquisition Term Loans not used to fund a Specified Acquisition on the Acquisition Closing Date shall be deposited in a cash collateral account under the control of the Administrative Agent for the benefit of the Secured Parties and invested in Cash Equivalents (as directed by the Borrower) until (i) used to fund a Specified Acquisition or (ii) directed by the Borrower to be used to repay the Acquisition Term Loans in accordance with Section 2.6."

      (f) Subsection 2.5(a) of the Credit Agreement is hereby amended (1) to replace the defined term "Term Loans" in each place it appears therein with the defined term "Tranche B Term Loans", (2) insert a "(i)" immediately prior to the phrase "The Borrower shall make" and (3) insert the following new subsection 2.5(a)(ii):

            "(ii) Scheduled Payments of Acquisition Term Loans. The Borrower shall make principal payments on all of the Acquisition Term Loans on March 31, June 30, September 30 and December 31 of each year, (i) commencing on September 30, 2004 and ending on March 31, 2009, in an amount equal to .25% of the aggregate amount of Acquisition Term Loans funded on the Acquisition Closing Date and (ii) on June 30, 2009, September 30, 2009, December 31, 2009 and the Termination Date, in an amount on each such date equal to 25% of the aggregate amount of Acquisition Term Loans outstanding on June 30, 2009; provided that the scheduled installments of principal of the Acquisition Term Loans set forth in this subsection 2.5(a)(ii) shall be reduced in connection with any voluntary or mandatory prepayments of the Acquisition Term Loans in accordance with subsection 2.6 (as provided in such subsection); and provided further than the Acquisition Term Loans and all other amounts owed hereunder with respect to the Acquisition Term Loans shall be paid in full no later than the Termination Date, and the final installment payable by the Borrower in respect of the Acquisition Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Acquisition Term Loans.

      (g) Subsection 4.15 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

            "Notwithstanding the foregoing, proceeds from the Acquisition Term Loans shall be used solely to pay a portion of the purchase price of the Specified Acquisitions and pay related fees and expenses."

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      (h) Schedule I to the Credit Agreement is hereby amended to include thereon the Applicable Margin agreed to by the Acquisition Term Loan Lenders and the Borrower for the Acquisition Term Loans; provided that if such Applicable Margin is greater than the Applicable Margin for the Tranche B Term Loans,
Schedule I to the Credit Agreement is hereby additionally amended to increase the Applicable Margin for the Tranche B Term Loans so that it is equal to the Applicable Margin for the Acquisition Term Loans.

            SECTION 4 Conditions to Effectiveness of All Amendments.

      (a) The effectiveness of each of the amendments contained in Section 1, 2 and 3 of this Amendment is conditioned upon satisfaction of the following conditions precedent:

            (i) the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment and counterparts of this Amendment signed by the Borrower and counterparts of the Consent of Credit Parties attached hereto (the "Consent") signed by the Credit Parties;

            (ii) each of the representations and warranties in Section 6 below shall be true and correct in all material respects as of the date on which such amendment becomes effective;

            (iii) in consideration of this Amendment, the Borrower shall have paid to the Administrative Agent, for the account of each Revolving Credit Lender that executes and returns to the Administrative Agent its consent no later than 5:00 p.m. (New York time) on March 2, 2004, a fee equal to 0.025% of such Lender's Revolving Commitment (prior to giving effect to any increase thereof pursuant to this Amendment) and the Administrative Agent shall have received payment in immediately available funds of all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including, without limitation, legal fees) and by Wachovia Bank, National Association, in each case, for which invoices have been presented;

            (iv) the Administrative Agent shall have received the executed legal opinion of (x) Simpson, Thacher & Bartlett LLP, counsel to the Borrower and special New York counsel to the other Credit Parties, (y) Jeffery Klinger, Esq., special Missouri counsel to the Borrower and in-house counsel to the other Credit Parties, in each case, in form and substance reasonably acceptable to the Administrative Agent; and

            (v) the Administrative Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested, including, without limitation, modifications to the Mortgages.

      (b) The effectiveness of the amendments contained in Sections 1(d) and (f) and Section 3 of this Amendment are further conditioned upon the Administrative Agent's receipt of signed written authorization from the Requisite Class Lenders to execute this Amendment.

      (c) The effectiveness of the amendment contained in Section 1(o) of this Amendment is further conditioned upon the Administrative Agent's receipt of signed written authorization

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from all Term Lenders holding Term Loans (prior to the effectiveness of any amendments contained in Section 2 hereof) to execute this Amendment.

      (d) The effectiveness of the amendments contained in Section 2 of this Amendment is further conditioned on the Administrative Agent's receipt, no later than 5 Business Days prior to the estimated Acquisition Closing Date, of a certificate of a Responsible Officer stating that the Borrower intends to finance the Specified Acquisitions in whole or in part with the proceeds of the Acquisition Notes and/or the Australian Acquisition Notes.

            SECTION 5 Additional Conditions to Effectiveness of Section 3 Amendments. The effectiveness of the amendments contained in Section 3 of this Amendment and of the requirement of any Acquisition Term Loan Lender to fund the Acquisition Term Loans on the Acquisition Closing Date are additionally conditioned upon satisfaction of the following conditions precedent on or prior to the 90th day after the effectiveness of Section 1(o) of this Amendment (the date on which all such conditions have been satisfied (in addition to the prior satisfaction of the conditions set forth in Sections 4(a) and (b) being referred to herein as the "Acquisition Term Loan Effective Date"):

      (a) Each of the representations and warranties in Section 6 below shall be true and correct in all material respects on and as of the Acquisition Term Loan Effective Date;

      (b) The Administrative Agent shall have received (i) additional commitments from banks and other financial institutions with respect to the Acquisition Term Loans in an aggregate principal amount equal to the lesser of
(A) $500,000,000 and (B) the amount intended to be borrowed by the Borrower on the Acquisition Closing Date and (ii) a fully executed Lender Addendum with respect to each such bank or other financial institution committing to fund such Acquisition Term Loans (and pursuant to which on the Acquisition Term Loan Effective Date such bank or other financial institution shall become an Acquisition Term Loan Lender for all purposes under the Credit Agreement and the other Credit Documents);

      (c) The Administrative Agent shall have received payment in immediately available funds of all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including, without limitation, legal fees) and by Wachovia Bank, National Association, in each case, for which invoices have been presented, on or before the Acquisition Term Loan Effective Date;

      (d) The Borrower shall have paid to each of the Lenders with Acquisition Term Loan Commitments any applicable upfront fees; and

      (e) The Administrative Agent shall have received such other documents, instruments, and opinions as it may reasonably request, including, without limitation, a solvency certificate.

            SECTION 6 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

      (a)Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Credit Documents (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Amendment, the Consent (as applicable), the Credit Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.

      (b)No Legal Bar. The execution and delivery of this Amendment and of the Consent by each Credit Party party thereto, and the performance of the Credit Agreement and each other Credit Document, as amended hereby, by the Borrower and each other Credit Party party thereto, the borrowing and the use of proceeds of the Loans made pursuant to the increase in the Revolving Credit Commitment and the Acquisition Term Loans: (i) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding, the Borrower any Restricted Subsidiary or any of their respective properties or assets and (ii) will not result in the creation or imposition of a Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it or any of its Contractual Obligations, except for the Liens arising under the Credit Documents.

      (c)Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Credit Party. This Amendment, the Consent and each Credit Document (as modified hereby) is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect.

      (d)Representations and Warranties. The representations and warranties contained in each Credit Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

      (e)No Default. Both immediately before and after giving effect to the amendments set forth in Section 1, 2 and 3 hereof, or any portion thereof, no event has occurred and is continuing that constitutes a Default or Event of Default.

SECTION 7 Reference to and Effect on Credit Agreement.

      (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

      (b) Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security

Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

      (d) For the avoidance of doubt, the amendments contained in Section 1 hereof may become and thereafter will remain effective regardless of whether the amendments contained in Section 2 or 3 hereof become effective, and the amendments in Section 2 or Section 3 hereof may become and therafter will remain effective regardless of whether the amendments contained in the other such Section become effective.

            SECTION 8 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

            SECTION 9 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 10 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            (signature page follows)

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                       PEABODY ENERGY CORPORATION,
                                       a Delaware corporation

                                       By: ____________________________________
                                           Name:
                                           Title:

                                       FLEET NATIONAL BANK,
                                       as Administrative Agent, on behalf of the Required Lenders

                                       By: ____________________________________
                                           Name:
                                           Title:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as Syndication Agent

                                       By: ____________________________________
                                           Name:
                                        Title:

                                       LEHMAN COMMERCIAL PAPER INC.,
                                       as Syndication Agent

                                       By: ____________________________________
                                           Name:
                                        Title:

                            CONSENT OF CREDIT PARTIES
                            DATED AS OF MARCH 8, 2004

            The undersigned, as Guarantors and as Grantors under the "Guarantee and Collateral Agreement", as Grantors under the "Trademark Security Agreement" and each "Patent Security Agreement" and as Mortgagors under each "Mortgage" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Amendment No. 2), as applicable, each hereby consents and agrees to the foregoing Amendment No. 2 and hereby confirms and agrees that (i) each of the Guarantee and Collateral Agreement, the Trademark Security Agreement, each Patent Security Agreement and each Mortgage is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of all or any portion of, said Amendment No. 2, each reference in the Guarantee and Collateral Agreement, the Trademark Security Agreement, each Patent Security Agreement and each Mortgage to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 2 (or such portion thereof), (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iii) the Trademark Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iv) each Patent Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement and
(v) each Mortgage and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.

                            (signature pages follow)

            IN WITNESS WHEREOF, the parties hereto have caused this Consent of Credit Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                       PEABODY ENERGY CORPORATION
                                       AFFINITY MINING COMPANY
                                       ARCLAR COMPANY, LLC
                                       ARID OPERATIONS INC.
                                       BEAVER DAM COAL COMPANY
                                       BIG RIDGE, INC.
                                       BIG SKY COAL COMPANY
                                       BLACK BEAUTY EQUIPMENT COMPANY
                                       BLACK BEAUTY HOLDING COMPANY, LLC
                                       BLACK BEAUTY MINING, INC.
                                       BLACK BEAUTY RESOURCES, INC.
                                       BLACK BEAUTY UNDERGROUND, INC.
                                       BLACK WALNUT COAL COMPANY
                                       BLUEGRASS COAL COMPANY
                                       BTU WORLDWIDE, INC.
                                       CABALLO COAL COMPANY
                                       CHARLES COAL COMPANY
                                       CLEATON COAL COMPANY
                                       COAL PROPERTIES CORP.
                                       COOK MOUNTAIN COAL COMPANY
                                       COTTONWOOD LAND COMPANY
                                       CYPRUS CREEK LAND COMPANY
                                       EACC CAMPS, INC.
                                       EAGLE COAL COMPANY
                                       EASTERN ASSOCIATED COAL CORP.
                                       EASTERN ROYALTY CORP.
                                       EMPIRE MARINE, LLC
                                       FALCON COAL COMPANY
                                       GALLO FINANCE COMPANY
                                       GIBCO MOTOR EXPRESS, LLC
                                       GOLD FIELDS CHILE, S.A.
                                       GOLD FIELDS MINING CORPORATION
                                       GOLD FIELDS OPERATING CO. - ORTIZ
                                       GRAND EAGLE MINING, INC.
                                       HAYDEN GULCH TERMINAL, INC.
                                       HIGHLAND MINING COMPANY
                                       HIGHWALL MINING SERVICES COMPANY
                                       HILLSIDE MINING COMPANY
                                       INDEPENDENCE MATERIAL HANDLING
                                            COMPANY

                                       INDIAN HILL COMPANY
                                       INTERIOR HOLDINGS CORP.
                                       JAMES RIVER COAL TERMINAL COMPANY
                                       JARRELL'S BRANCH COAL COMPANY
                                       JUNIPER COAL COMPANY
                                       KAYENTA MOBILE HOME PARK, INC.
                                       LOGAN FORK COAL COMPANY
                                       MARTINKA COAL COMPANY
                                       MIDCO SUPPLY AND EQUIPMENT
                                            CORPORATION
                                       MIDWEST COAL ACQUISITION CORP.
                                       MOUNTAIN VIEW COAL COMPANY
                                       NORTH PAGE COAL CORP.
                                       OHIO COUNTY COAL COMPANY
                                       PDC PARTNERSHIP HOLDINGS, INC.
                                       PEABODY AMERICA, INC.
                                       PEABODY COAL COMPANY
                                       PEABODY COALSALES COMPANY
                                       PEABODY COALTRADE, INC.
                                       PEABODY ENERGY GENERATION HOLDING
                                       PEABODY ENERGY INVESTMENTS, INC.
                                       PEABODY ENERGY SOLUTIONS, INC.
                                       PEABODY HOLDING COMPANY, INC.
                                       PEABODY SOUTHWESTERN COAL COMPANY
                                       PEABODY TERMINALS, INC.
                                       PEABODY VENEZUELA COAL CORP.
                                       PEABODY WESTERN COAL COMPANY
                                       PINE RIDGE COAL COMPANY
                                       POND RIVER LAND COMPANY
                                       POWDER RIVER COAL COMPANY
                                       RIO ESCONDIDO COAL CORP.
                                       RIVERS EDGE MINING, INC.
                                       RIVERVIEW TERMINAL COMPANY
                                       SENECA COAL COMPANY
                                       SENTRY MINING COMPANY
                                       SNOWBERRY LAND COMPANY
                                       STERLING SMOKELESS COAL COMPANY
                                       SUGAR CAMP PROPERTIES
                                       YANKEETOWN DOCK CORPORATION

                                       By: ____________________________________
                                           Name:
                                           Title:

                        (signatures continued next page)

                        BLACK BEAUTY COAL COMPANY
                           By: Thoroughbred, L.L.C.,
                               a Delaware limited liability company, its Partner

                           By: ____________________________________
                               Name:
                               Title:

                        BLACK HILLS MINING CO., LLC
                           By: Peabody Energy Corporation,
                               a Delaware corporation, its Sole Member

                           By: ____________________________________
                               Name:
                               Title:

                        BLACK STALLION COAL COMPANY, LLC
                           By: Black Walnut Coal Company,
                               its Sole Member

                           By: ____________________________________
                               Name:
                               Title:

                        BTU VENEZUELA LLC
                           By: Peabody Energy Corporation,
                               a Delaware corporation, its Sole Member

                           By: ____________________________________
                               Name:
                               Title:

                        COLONY BAY COAL COMPANY
                           By: Charles Coal Company,
                               a Delaware corporation, its General Partner

                           By: ____________________________________
                               Name:
                               Title:

                        (signatures continued next page)

                         CYPRUS CREEK LAND RESOURCES, LLC
                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                         KANAWHA RIVER VENTURES I, LLC
                            By: Snowberry Land Company,
                                its Member

                            By: ____________________________________
                                Name:
                                Title:

                         MUSTANG ENERGY COMPANY, L.L.C.
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         PATRIOT COAL COMPANY, L.P.
                            By: Bluegrass Coal Company,
                                a Delaware corporation, its Partner

                            By: ____________________________________
                                Name:
                                Title:

                            By: Sentry Mining Company,
                                a Delaware corporation, its Partner

                            By: ____________________________________
                                Name:
                                Title:

                        (signatures continued next page)

                         PEABODY ARCHVEYOR, L.L.C.
                            By: Gold Fields Mining Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         PEABODY DEVELOPMENT COMPANY, LLC
                            By: Peabody Holding Company, Inc.
                                a New York corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         PEABODY DEVELOPMENT LAND HOLDINGS, LLC

                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                            By: Peabody Holding Company, Inc.,
                                a New York corporation, its Member

                            By: ____________________________________
                                Name:
                                Title:

                         PEABODY NATURAL GAS, LLC
                            By: Peabody Holding Company, Inc.,
                                a New York corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                        (signatures continued next page)

                         PEABODY NATURAL RESOURCES COMPANY
                            By: Gold Fields Mining Corporation,
                                a Delaware corporation, its Partner

                            By: ____________________________________
                                Name:
                                Title:

                            By: Peabody America, Inc.,
                                a Delaware corporation, its Partner

                            By: ____________________________________
                                Name:
                                Title:

                         PEABODY POWERTREE INVESTMENTS, LLC
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         PEABODY RECREATIONAL LANDS, L.L.C.
                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                         PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                        (signatures continued next page)

                         PEC EQUIPMENT COMPANY, LLC
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         POINT PLEASANT DOCK COMPANY, LLC
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         POND CREEK LAND RESOURCES, LLC
                            By: Peabody Coal Company,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         PORCUPINE PRODUCTION, LLC
                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                         PORCUPINE TRANSPORTATION, LLC
                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                        (signatures continued next page)

                         PRAIRIE STATE GENERATING COMPANY, LLC
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         STAR LAKE ENERGY COMPANY, L.L.C.
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         THOROUGHBRED, L.L.C.
                            By: Peabody Holding Company, Inc.,
                                a New York corporation, its Member

                            By: ____________________________________
                                Name:
                                Title:

                            By: Peabody Development Company, LLC
                                By: Peabody Holding Company, Inc.
                                    a New York corporation, its Sole Member

                                By: ____________________________________
                                    Name:
                                    Title:

                         THOROUGHBRED GENERATING COMPANY, LLC
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                        (signatures continued next page)

                         THOROUGHBRED MINING COMPANY, L.L.C.
                            By: Peabody Energy Corporation,
                                a Delaware corporation, its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                         WILLIAMSVILLE COAL COMPANY, LLC
                            By: Midwest Coal Acquisition Corp.,
                                its Sole Member

                            By: ____________________________________
                                Name:
                                Title:

                                                                       EXHIBIT A

                                                                      Schedule I
                                                             to Credit Agreement

                                  Pricing Grids

CONSOLIDATED           REVOLVING            REVOLVING          TRANCHE B          TRANCHE B
   TOTAL            CREDIT FACILITY      CREDIT FACILITY       TERM LOAN          TERM LOAN
OBLIGATIONS TO        APPLICABLE            APPLICABLE        APPLICABLE         APPLICABLE
CONSOLIDATED            MARGIN -          MARGIN - BASE         MARGIN -        MARGIN - BASE
EBITDA RATIO          LIBOR RATE             RATE             LIBOR RATE            RATE
--------------      ---------------      ---------------      ----------        -------------
> or = 3.75x              2.500%               1.500%            1.75%               0.75%
> or = 3.25x              2.250%               1.250%            1.75%               0.75%
> or = 2.75x              2.000%               1.000%            1.75%               0.75%
> or = 2.25x              1.750%               0.750%            1.75%               0.75%
   < 2.25x                1.500%               0.500%            1.75%               0.75%

                            COMMITMENT
 USAGE RATIO                   FEE
 -----------                ----------
> or = 66.67%                 0.250%
> or = 33.33%                 0.375%
   < 33.33%                   0.500%

                                                                       EXHIBIT B

                             FORM OF LENDER ADDENDUM

            Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 21, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Peabody Energy Corporation, a Delaware corporation ("Borrower"), Fleet National Bank, as administrative agent ("Administrative Agent") for the Agents and Lenders parties thereto, Fleet Securities, Inc., Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, Inc.) and Lehman Brothers Inc., as arrangers ("Arrangers"), Wachovia Bank, National Association and Lehman Commercial Paper Inc., as syndication agents ("Syndication Agents") and Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, as documentation agents ("Documentation Agents"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.18 of the Credit Agreement, the undersigned hereby [becomes a Lender thereunder having the Commitments] [increases its commitment under the Credit Agreement] as set forth in Schedule 1 hereto, effective as of the [Acquisition Term Loan Effective Date] [___________, 2004].

            THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                           [Signature page to follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of ______________, 200_.

                                                ________________________________
                                                Name of Lender

                                                By: ____________________________
                                                    Name:
                                                    Title:

Accepted and agreed:

PEABODY ENERGY CORPORATION

By: ______________________________
Name:
Title:

FLEET NATIONAL BANK, as
Administrative Agent

By:_______________________________
Name:
Title:

                                                                      SCHEDULE 1

                         COMMITMENTS AND NOTICE ADDRESS

1. Name of Lender:  ___________________________________
   Notice Address:  ___________________________________
                    ___________________________________
                    ___________________________________
   Attention:       ___________________________________
   Telephone:       ___________________________________
   Facsimile:       ___________________________________

2. Revolving Credit Commitment:

3. Acquisition Term Loan Commitment: